GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL
GOODWILL

10.  GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2012 and 2013 were as follows:

	2012	2013
	RMB	RMB

Balance at beginning of year	798,601,767	822,585,341
Acquisition of a B2B hotel reservation company	—	72,406,431
Acquisition of a wholesaler operated hotel reservation and air ticketing services	—	43,993,740
Acquisition (Disposal) of others	23,983,574	33,545,672
Balance at end of period	822,585,341	972,531,184

In August 2013, the Company purchased 51% equity interest of a B2B hotel reservation company. Goodwill of RMB72 million was recognized from this acquisition (Note 2).

In August 2013, the Company purchased 100% equity interest of a wholesaler operated hotel reservation and air ticketing services. Goodwill of RMB44 million was recognized from this acquisition (Note 2).

From time to time, the Company selectively acquired or invested in businesses that complement our existing business. In 2012, the Company invested in a high-end travel agency and a railway ticket agency. In 2013, except for the acquisitions above, the Company further invested in a company engaged in operating a mobile application for online interactive travel forums.  The excess of the total cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over the fair value of the identifiable net assets of the acquiree are recorded as goodwill.

Goodwill arose from the business combination completed in the years ended December 31, 2013 has been allocated to the single reporting unit of the Group. Goodwill represents the synergy effects of the business combination.

The Company performed goodwill impairment tests to determine if goodwill impairment is indicated in year 2012 and 2013, and the results of these tests indicated that the Company’s goodwill was not impaired.